March 31, 2022

Volumetric Fund, Inc.

  A Conservative Equity Growth Fund

First Quarter

Report 2022

To our Shareholders:

Volumetric Fund’s net asset value (“NAV”) per share has declined 4.48% in the first quarter of 2022. Overall, as of March 31, 2022, the Fund’s NAV has declined $1.14, from $25.43 on December 31, 2021, to $24.29, as of March 31, 2022. At the end of the first quarter, the cash and money market positions, were 22.2%, equities were 79.0% and net receivables/payables were -1.2%.

The Volumetric Index, which indicates the value of a hypothetical investment of $10,000 in the Fund since its inception on January 1, 1979, with all dividends and distributions reinvested, was $456,414 as of March 31, 2022.

PORTFOLIO REVIEW (Unaudited)

At the end of the first quarter, we had 54 securities in our portfolio. The average security had an unrealized gain of 61.7%. Our portfolio contained 41 gainers and 13 losers. As of March 31, our best percentage gainer was Microsoft Corp. with a 436.82% gain. Our worst performer was Meta Platforms inc. with a 35.6% loss.

Our investment activity during the first quarter, included 11 stock purchases, 16 stock sales and 1 stock trimmed, as indicated below:

Purchases: Advanced Micro Devices Inc., Corning Inc., Loews Corp., Newell Brands Inc., Polaris Industries Inc.,

Synopsys Inc., Teledyne Technologies Inc. Textron Inc

Vulcan Materials Co Walt Disney Company and WW Grainger Inc.

Sales: Air Products & Chemicals Inc., Alphabet Inc - Class A, Ametek Inc., Autodesk Inc., Blackrock Inc., Cerner Corp., Costco Wholesale Corp., Ecolab Inc., Expeditors Int'l of Washington Inc., First Solar Inc., Honeywell International Inc., Mastec Inc., PVH Corp., Republic Services Inc., Roper Technologies Inc., and Tapestry Inc. Also, a position in Microsoft Corp. was trimmed during the first quarter.

Our most profitable sale of a stock, on a percentage basis, was the partial sale of Microsoft, with a 430.6% gain. Conversely, our worst performing sale of a stock, on a percentage basis, was PVH Corp. with a 45.0% loss.

TOP STOCK GAINERS (Unaudited)

As of March 31, 2022, our ten greatest unrealized stock percentage gainers are listed below. See “Statement of Net Assets” on pages 2 to 3 for details.

Stock Name	Unrealized Gain (%)	% of Fund's Net Assets
Microsoft Corp	436.8%	1.0%
Apple Inc	301.6%	2.7%
Amazon.com Inc	240.0%	2.0%
Applied Materials Inc	236.4%	2.0%
Waste Connections Inc	219.2%	2.2%
CF Industries Holdings Inc	206.9%	2.0%
Bunge Ltd	182.5%	2.4%
Alphabet Inc - Class A	146.7%	1.2%
Salesforce.com Inc	125.8%	1.9%
Jacobs Engineering Group Inc	116.1%	2.1%

ANNUAL MEETING

The Fund’s Annual Shareholder Meeting and proxy voting will be held April 28, 2022. Considering shareholder’s health, transportation, and other logistical issues raised by the spread of coronavirus disease (COVID-19), the Annual Shareholder Meeting will be held as a virtual meeting via telephone. The call-in information to attend the meeting virtually, has been provided in your proxy materials. Shareholder’s proxy statements were mailed to all shareholders in March. New for this year, you have the ability, to vote via regular mail, the internet using proxypush.com, telephone call in or mobile voting using the QR code provided to you on the proxy ballot.

At the meeting, as described in the Proxy Statement, you will be asked to elect nine directors, ratify the appointment of BBD, LLP, as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2022, and vote upon the new Investment Advisory Agreement between Volumetric Advisers, Inc., and Volumetric Fund Inc.; and to transact such other business as may properly come before the Meeting or any adjournments thereof.

PRIVACY POLICY

Volumetric Fund, Inc. and its affiliate Volumetric Advisers, Inc. have always worked hard to maintain the highest standard of confidentiality and to respect the privacy of its shareholders and clients. The non-public personal information collected about you comes primarily from the account applications or other forms you submit to Volumetric Fund, Inc.

We do not market or disclose information about you to anyone, except as permitted by law. For example, this may include disclosing information according to your express consent to fulfill your instructions, such as in a mortgage application, or to comply with applicable laws and regulations.

We limit information about you to those of our employees who are involved in servicing your account and outside companies that are used to service and maintain your account. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to guard the information. If our relationship ends, we will continue to treat the information as described in this Privacy Policy notice.

This notice complies with Federal law and SEC regulations regarding privacy.  If you have any questions or concerns, please contact us at Volumetric Fund, Inc.

ONLINE ACCOUNT ACCESS

View transactions and account value, update account information, make additional investments electronically, sign up for electronic statement and more! To create a user login and password go to www.volumetric.com  and select the “Sign In” button.

OTHER NEWS

Thank you for your continued trust and confidence. If you are interested in obtaining our prospectus and general information about the Fund, please visit our website, www.volumetric.com. Also, do not hesitate to call us at 800-541-FUND, if you have any questions.

       Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637

800-541-FUND

Ticker: VOLMX

www.volumetric.com

info@volumetric.com

Investment Adviser

Volumetric Advisers, Inc.

Pearl River, New York 10965

Custodian

U.S. Bank N.A.

Milwaukee, Wisconsin 53212

Independent Registered Public

Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

Cincinnati, Ohio 45246

Distributor

Ultimus Fund Distributors, LLC

Cincinnati, Ohio 45246

Legal Counsel

Thompson Hine LLP

Cincinnati, OH 45202-4089

Board of Directors

Jeffrey M. Gibs

Josef Haupl

Alexandre M. Olbrecht, PhD

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

Raymond W. Sheridan

Irene J. Zawitkowski, Chair

Officers

Irene J. Zawitkowski

  Chair, CEO, Portfolio Manager

Jeffrey M. Gibs

  President, Portfolio Manager, CCO

The following is the valuation policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

a)Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of March 31, 2022, all the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of March 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$ 32,899,807	$0	$0	$ 32,899,807
Short Term Investments	$ 9,243,033	$0	$0	$ 9,243,033
Total	$ 42,142,840	$0	$0	$ 42,142,840

(1)Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended March 31, 2022, the fund did not hold any Level 2 or Level 3 securities, nor were there any transfers into or out of Level 2 or Level 3.